                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2001


                                  E-MEDSOFT.COM
             (Exact name of registrant as specified in its charter)




                  NEVADA                                     84-1037630
      (State or other jurisdiction of                      (I.R.S. employer
       incorporation or organization)                   identification number)


                         COMMISSION FILE NUMBER: 1-15587


                      1330 MARSH LANDING PARKWAY, SUITE 106
                           JACKSONVILLE, FLORIDA 52250
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 543-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            NOT APPLICABLE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            NOT APPLICABLE

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            NOT APPLICABLE

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            NOT APPLICABLE

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

            On February 20, 2001, e-MedSoft.com (the "Company") entered into a Common Stock Purchase Agreement and a Registration Rights Agreement with Hoskin International Limited ("Hoskin"). Pursuant to the terms of these agreements, beginning on the date that a registration statement covering a number of shares estimated to be issued under the Common Stock Purchase Agreement is declared effective by the SEC, and continuing for three years thereafter, the Company has the right, but not the obligation, subject to certain conditions, to sell up to $50 million of its common stock to Hoskin pursuant to such periodic draw downs as the Company may elect to make (the "Equity Line"). Hoskin will purchase such shares at a discount of between 7.5% and 5.5%, depending on the market capitalization of the Company's outstanding common stock.

            Additionally, the Company issued a warrant certificate to Hoskin to purchase up to 626,292 shares of the Company's common stock. The warrant is exercisable for a period of five years from the date of issuance. The warrant exercise price will be equal to 125% of the market price of the Company's common stock on the date of exercise. The common stock underlying the warrant will be registered in the registration statement referenced above.

            On February 21, 2001, the Company issued a press release regarding the $50 million Equity Line, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

            Cappello Capital Corp. acted as the Company's financial advisor ("Advisor") with respect to negotiating and consummating the Equity Line. In addition to agreeing to reimburse the Advisor for out-of-pocket expenses related to the Advisor's services, the Company has agreed to pay the Advisor a cash fee equal to 1% of the full $50 million commitment amount of the Equity Line. In addition, upon the initial draw down by the Company and each subsequent draw down, the Company will pay the Advisor a cash fee equal to 7.5% of the purchase price paid for whatever shares of common stock are sold in the respective draw down, for amounts purchased up to $25 million, and the Company will pay to the Advisor a cash fee of 7.25% for any amount purchased in excess of $25 million, however, the 1% fee paid by the

Company will be credited as an offset to the draw down fee on a pro-rata, as-earned basis. In addition, any retainer fees actually received by the Advisor to date from the Company shall be credited against the any draw down fees to be paid to the Advisor.

            In connection with the services rendered by the Advisor in obtaining the Equity Line, the Advisor also has the right to purchase from the Company for $100.00 a warrant to purchase up to 3,131,459 shares of the Company's common stock (equivalent to 10.0% of the full $50 million commitment amount divided by the average of the closing bid prices for the Company's common stock for the fifteen (15) trading days prior to the execution of the Common Stock Purchase Agreement). The warrant exercise price per share will be equal to 150.0% of the lower of: (i) the lowest purchase price paid by Hoskin in any draw down under the Equity Line or (ii) $1.5967, which is the average of the closing bid prices for the Company's common stock for the fifteen (15) trading days prior to the execution of the Common Stock Purchase Agreement.

            This warrant entitles the Advisor to full, unconditional piggyback registration rights without any holdback obligations. A cash fee equal to 7.5% of the exercise price paid to the Company will be payable to the Advisor in connection with the exercise of the Warrant for cash at the time of exercise. The Advisor may utilize a cashless exercise for all warrant transactions.

            The aggregate number of shares that the Company may sell and issue under the Common Stock Purchase Agreement is limited by the listing requirements of the American Stock Exchange ("AMEX"). Under the AMEX requirements, the Company may not issue shares under the Common Stock Purchase Agreement in excess of 19.99% of the 78,148,172 shares of its common stock outstanding on February 20, 2001, without receiving the prior approval of at least a majority of the Company's outstanding shares of common stock. However, the shares underlying the warrant issued to Hoskin will not count toward the 19.99% AMEX limitation. In addition, so long as the exercise price of the Advisor's warrants exceeds the higher of the Company's book or market value per share on February 20, 2001, then such shares also will not count toward the 19.99% AMEX limitation.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            NOT APPLICABLE

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)    FINANCIAL STATEMENTS

                   NOT APPLICABLE

            (b)    PRO FORMA FINANCIAL INFORMATION

                   NOT APPLICABLE

            (c)    EXHIBITS

                   4.1 Registration Rights Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

                   4.2 Warrant Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

                   4.3 Warrant Agreement between e-MedSoft.com and Cappello Capital Corp. dated February 20, 2001

                   10.18 Common Stock Purchase Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

                   99.1          Press Release dated February 21, 2001.

ITEM 8.     CHANGE IN FISCAL YEAR

            NOT APPLICABLE

ITEM 9.     REGULATION FD DISCLOSURE

            NOT APPLICABLE

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             E-MEDSOFT.COM
                                             (Registrant)



Date: March 1, 2001                          By: /s/ Margaret A. Harris
                                                 -------------------------------
                                                     Margaret A. Harris,
                                                     Chief Financial Officer

EXHIBIT INDEX
-------------

4.1 Registration Rights Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

4.2 Warrant Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

4.3 Warrant Agreement between e-MedSoft.com and Cappello Capital Corp. dated February 20, 2001

10.18 Common Stock Purchase Agreement between e-MedSoft.com and Hoskin International Limited dated February 20, 2001

99.1           Press Release dated February 21, 2001.